MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 3

Payment Date:     30-Dec-96
Reporting Month:  November

                                                               Interest    Interest    Principal
                Original        Original Integral    Record    Accrual     Payment     Payment     Ending         Remaining
Class           Balance         Pct Pool Denominatio Date      Factor      Factor      Factor      Balance        Principal Factor
Merit 3 Class A $144,348,444.00 85.00%   $1,000.00   30-Nov-96  2.34482749  2.34482749 12.08153245 $66,807,380.36 0.46282023
Merit 3 Class B  $13,585,736.00  8.00%   $1,000.00   30-Nov-96 12.50000000 12.50000000  0.00000000 $13,585,736.00 1.00000000

                $157,934,180.00                                                                    $80,393,116.36

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 3

Payment Date:         30-Dec-96
Reporting Month       November

Reserve Funds and Subordination

                                 Initial Coverage     Beginning Coverage Adjustments Losses(1)  Insured Balance Ending Coverage
Type
Pool Over Collaterization Amount 7.00% $11,887,519.82 12.64% $11,887,519.82 $0.00    $15,368.24 $92,280,636.18 12.88% $11,887,519.82

Insurance Policies

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,619,994.00 36.99% $2,619,944.00 $0.00       $0.00  $7,068,202.60   37.07% $2,619,944.00

Surplus Summary

Class                      Total Distribution
Surplus                            $230,565.36

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                47          $7,471,789             8.10%
60+ Days                11          $2,219,501             2.41%
90+ Days                32          $5,542,322             6.01%
Foreclosure              6            $908,308             0.98%
REO                     17          $2,780,491             3.01%

Totals                 113         $18,922,411            20.51%


Advances on Delinquencies                                      $140,430.34
Non-Recoverable Advances on Delinquencies                            $0.00

(1) Adjustments and Losses are first charged/credited to Surplus distribution, and second to Pool Overcollateralization, if Surplus would otherwise be less than $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 3
Payment Date:     30-Dec-96
Report Date:      November

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                   $751,588.17            Interest Payments         $508,293.90
Principal                                     $1,743,950.41            Principal Payments      $1,743,950.41
Deposits From Reserve Fund                            $0.00            Surplus                   $230,565.36
Other Deposits                                        $0.00            FSA Fee                    $12,728.91
                                                                       Discount Principal Reserve      $0.00

Total Deposit                                 $2,495,538.58            Total Withdrawals       $2,495,538.58

                                                                       Ending Balance                  $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report
Payment Statement

MERIT Series 3
Payment Date:     30-Dec-96
Reporting Month:  November

                      Class
                    Interest    Beginning       Interest      Interest      Principal        Total    Applied  Ending
  Class               Rate       Balance         Accrual       Payment       Payment     Distribution Losses   Balance
Merit 3 Class A    5.925000% $68,551,330.77   $338,472.20   $338,472.20  $1,743,950.41 $2,082,422.61  $0.00    $66,807,380.36
Merit 3 Class B   15.000000% $13,585,736.00   $169,821.70   $169,821.70          $0.00   $169,821.70  $0.00    $13,585,736.00

                             $82,137,066.77   $508,293.90   $508,293.90  $1,743,950.41 $2,252,244.31  $0.00    $80,393,116.36

  Class              CUSIP     Priority Principal Type  Interest Type
Merit 3 Class A   589962AG4    Senior   Sequential      Floater
Merit 3 Class B   589962AH2    Senior   Sequential      Floater